UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08025

SELF STORAGE GROUP, INC.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Self Storage Group, Inc.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900

Date of Fiscal Year End: 12/31

Date of Reporting Period: 3/31/14

Item 1.  Schedule of Investments
SELF STORAGE GROUP, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 2014
(Unaudited)

Member Equity Interest		Cost	Value
	REAL ESTATE OWNED (81.69%)
	SELF STORAGE PROPERTIES (81.69%)

100%	SSG Bolingbrook LLC (a) (b)	$5,700,000	$5,700,000
100%	SSG Dolton LLC (a) (b)	5,100,000	5,100,000
100%	SSG Merrillville LLC (a) (b)	4,825,000	4,825,000
100%	SSG Rochester LLC (a) (b)	3,750,000	4,650,000
100%	SSG Sadsbury LLC (a) (b)	4,000,000	4,200,000
100%	SSG Summerville I LLC (a) (b)	2,300,000	2,300,000
100%	SSG Summerville II LLC (a) (b)	1,300,000	1,400,000

	Total real estate owned	26,975,000	28,175,000

Shares	COMMON STOCKS (15.44%)
	REAL ESTATE INVESTMENT TRUSTS (15.44%)
	Diversified (2.84%)
19,900	British Land Company plc ADR (c) (d)	151,441	220,492
4,500	Public Storage (d)	616,985	758,205
		768,426	978,697

	Industrial (7.36%)
40,000	CubeSmart (d)	483,166	686,400
20,000	Extra Space Storage, Inc. (d)	568,743	970,200
12,000	Sovran Self Storage, Inc. (d)	639,034	881,400
		1,690,943	2,538,000

	Office (1.87%)
11,000	Kilroy Realty Corp. (d)	490,852	644,380

	Retail (3.37%)
27,000	Kimco Realty Corp. (d)	483,825	590,760
3,500	Simon Property Group, Inc. (d)	507,376	574,000
	Total retail	991,201	1,164,760

	Total real estate investment trusts	3,941,422	5,325,837

	Total common stocks	3,941,422	5,325,837

	PREFERRED STOCKS (4.40%)
	REAL ESTATE INVESTMENT TRUSTS (4.40%)
	Industrial (1.12%)
15,000	CubeSmart 7.75%, Series A (d)	389,806	386,100

	Office (1.06%)
15,000	Duke Realty Corp. 6.50%, Series K (d)	373,312	364,350

	Retail (2.22%)
15,000	Pennsylvania Real Estate Investment Trust, 8.25%, Series A (d)	379,117	388,800
15,000	Realty Income Corp., 6.625%, Series F (d)	396,285	377,850
		775,402	766,650

	Total real estate investment trusts	1,538,520	1,517,100

	Total preferred stocks	1,538,520	1,517,100

Units	OTHER (0.27%)
349,000	DWS RREEF Real Estate Fund Liquidating Trust (e)	0	15,356
1,100,066	DWS RREEF Real Estate Fund II Liquidating Trust (e)	0	79,205

	Total other	0	94,561

Principal Amount	SHORT-TERM INVESTMENT (0.08%)
$26,086	State Street Bank and Trust Company Euro Time Deposit 0.01%	26,086	26,086

	Total investments (101.88%)	$32,481,028	35,138,584

	Liabilities in excess of other assets (-1.88%)		(646,964)

	Net assets (100.00%)		$34,491,620

	Net asset value per share		$4.65

(a) Controlled affiliate.
(b) Illiquid and/or restricted security that has been fair valued.
(c) The company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(d) All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility. As of March 31, 2014, the value of securities pledged as collateral was $6,837,915.
(e) Non-income producing.

ADR	American Depositary Receipt
LLC	Limited Liability Company
plc	Public limited company

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Company may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services.  Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when U.S. markets are closed. For this reason, the value of any foreign securities owned by the Company could change on a day when stockholders cannot buy or sell shares of the Company. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Valuation Committee (“VC”) of the Company under the direction of or pursuant to procedures established or approved by the Company’s Board of Directors, called fair value pricing.  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed.  These differences in valuation could be material.  A security’s valuation may differ depending on the method used for determining value.  The use of fair value pricing by the Company may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

•	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
•
Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default  rates, and similar data.

•	Level 3 - unobservable inputs for the asset or liability including the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Company’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sales price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities - Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued as determined in good faith by the VC under the direction of or pursuant to procedures established by the Company's Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Real estate assets – Real estate assets, including self storage properties held indirectly through wholly owned and controlled subsidiaries, are valued using fair value pricing as determined in good faith by the VC under the direction of or pursuant to procedures established by the Company’s Board of Directors. Real estate assets may be valued by reference to, among other things, quarterly appraisals by an independent third party and additional factors which may include assessment of comparable recent acquisitions, changes in cash flows from the operation of the subject property, and material events affecting the operation of the property.

The following is a summary of the inputs used as of March 31, 2014 in valuing the Company’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total

Assets
Investments, at value
Real estate owned	$-	$-	$28,175,000	$28,175,000
Common stocks	5,325,837	-	-	5,325,837
Preferred stocks	1,517,100	-	-	1,517,100
Other	-	-	94,561	94,561
Short term investment	26,086	-	-	26,086

Total investments, at value	$6,869,023	$-	$28,269,561	$35,138,584

There were no securities transferred from level 1 on December 31, 2013 to level 2 on March 31, 2014. Transfers from level 1 to level 2, or from level 2 to level 1 are valued utilizing values at the beginning of the period.

The following is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value:

	Real Estate Owned	Other	Total

Balance at December 31, 2013	$27,437,500	$94,561	$27,532,061
Cost of purchases	-	-	-
Sales	-	-	-
Transfers in to (out of) level 3	-	-	-
Change in unrealized depreciation	737,500	-	737,500

Balance at March 31, 2014	$28,175,000	$94,561	$28,269,561

Net change in unrealized appreciation attributable
to assets held as level 3 at March 31, 2014	$737,500	$-	$-

The VC, under the direction of the Company’s Board of Directors, considers various valuation approaches for valuing investments categorized within level 3 of the fair value hierarchy. The factors used in determining the value of the Company’s private investments may include, but are not limited to: marketability, professional appraisals of portfolio companies, company and industry results and outlooks, and general market conditions. The VC then recommends a value for each investment in light of all the information available. The determination of fair value involves subjective judgments. As a result, using fair value to price an investment may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the investment. Significant changes in any of those inputs in isolation may result in a significantly lower or higher value measurement. The pricing of all fair value holdings is reported to the Company’s Board of Directors.

In valuing the self storage properties indirectly owned as of March 31, 2014, the VC used a number of significant unobservable inputs to develop a range of possible values for the properties. It used a sales comparison approach which looks at recent sales of self storage properties considered similar to the subject property, an income capitalization approach which looks at discounted cash flow analysis based on certain assumptions regarding the property’s trend in income and expenses, and a cost approach which looks at recent comparable land sales in the subject area and the estimated replacement value of the existing buildings and site improvements.

The values obtained from weighting the three methods described above with greater weight given to the sales comparison approach were then discounted for the lack of marketability of the Company’s membership interest in its subsidiary, which represents the range of rates the VC believes market participants would apply. The resulting range of values, together with the underlying support, other information about each underlying properties financial condition and results of operations and its industry outlook, were considered by the VC, which recommended a value for the investment.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized as level 3 as of March 31, 2014:

Asset Category	Fair Value March 31, 2014	Primary Valuation Technique	Unobservable Input	Range

Self Storage Properties	$28,175,000	Income capitalization approach	Capitalization rates	6% - 8%

Other	$94,561	Liquidating value	Discount rate for lack of marketability	80%

Investment in Self Storage Properties
A summary of the Company’s holdings in self storage facilities is set forth below:

	Beginning	Membership Equity		Ending		Value
	Equity Interest	Gross	Gross	Equity Interest	Dividend	March 31,
	Percentage	Additions	Reductions	Percentage	Income	2014

SSG Bolingbrook LLC	100%	$-	$-	100%	$-	$5,700,000
SSG Dolton LLC	100%	$-	$-	100%	$-	$5,100,000
SSG Merrillville LLC	100%	$-	$-	100%	$-	$4,825,000
SSG Rochester LLC	100%	$-	$-	100%	$-	$4,650,000
SSG Sadsbury LLC	100%	$-	$-	100%	$-	$4,200,000
SSG Summerville I LLC	100%	$-	$-	100%	$-	$2,300,000
SSG Summerville II LLC	100%	$-	$-	100%	$-	$1,400,000

The Company holds investments that have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. These investment holdings have been valued at fair value. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted investment holdings owned at March 31, 2014, were as follows:

	Acquisition
	Date	Cost	Value

SSG Rochester LLC	12/24/12	$3,750,000	$4,650,000
SSG Sadsbury LLC	12/5/12	4,000,000	4,200,000
SSG Bolingbrook LLC	6/27/13	5,700,000	5,700,000
SSG Dolton LLC	6/27/13	5,100,000	5,100,000
SSG Merrillville LLC	6/27/13	4,825,000	4,825,000
SSG Summerville I LLC	7/12/13	2,300,000	2,300,000
SSG Summerville II LLC	8/20/13	1,300,000	1,400,000
DWS RREEF Real Estate Fund Liquidating Trust	2009	-	15,356
DWS RREEF Real Estate Fund II Liquidating Trust	2009	-	79,205

		$26,975,000	$28,269,561

Percent of net assets		78.21%	81.96%

Cost for Federal Income Tax Purposes
The aggregate cost of investments for tax purposes will depend upon the Company's investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. As of March 31, 2014, for federal income tax purposes subject to changes, the aggregate cost of investments was $32,481,028 and net unrealized appreciation was $2,657,556 comprised of gross unrealized appreciation of $2,688,659 and gross unrealized depreciation of $31,103.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Self Storage Group, Inc.

By: /s/ Mark C. Winmill
Mark C. Winmill, President

Date: May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Mark C. Winmill
Mark C. Winmill, President

Date: May 30, 2014

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: May 30, 2014

Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)